UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: November 30

Date of reporting period: February 28, 2010

Item 1. Schedule of Investments

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds — 96.23%
Corporate bonds — 26.52%
Australia — 0.09%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19		$150,000	$194,385

Cayman Islands — 0.26%
Hutchison Whampoa International Ltd.,
6.250%, due 01/24/14(1)		300,000	331,564
Lumena Resources Corp.,
12.000%, due 10/27/14(1)		275,000	232,375

Total Cayman Islands corporate bonds			563,939

France — 1.44%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	2,978,578
France Telecom SA,
4.375%, due 07/08/14		$105,000	111,531

Total France corporate bonds			3,090,109

Germany — 1.42%
Hypothekenbank in Essen AG,
3.750%, due 09/28/12	EUR	2,140,000	3,056,877

Indonesia — 1.42%
Majapahit Holding BV,
7.750%, due 01/20/20(1)		$2,000,000	2,075,000
7.875%, due 06/29/37(2)		1,000,000	975,000

Total Indonesia corporate bonds			3,050,000

Ireland — 0.30%
GE Capital European Funding,
4.875%, due 03/06/13	EUR	445,000	645,552

Italy — 0.28%
Intesa Sanpaolo SpA,
6.375%, due 04/06/10		440,000	601,368

Liberia — 0.69%
Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13		$1,500,000	1,492,500

Malaysia — 3.23%
Johor Corp.,
1.000%, due 07/31/12(3)	MYR	20,240,000	6,953,693

Netherlands — 1.04%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	662,437
Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,586,350

Total Netherlands corporate bonds			2,248,787

Qatar — 0.14%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)		$265,000	301,659

Singapore — 0.24%
Prime Dig Pte Ltd.,
11.750%, due 11/03/14(1)		500,000	525,000

United Arab Emirates — 1.92%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36(1)		4,000,000	3,520,000
6.500%, due 10/27/36(2)		700,000	616,000

Total United Arab Emirates corporate bonds			4,136,000

United Kingdom — 1.07%
Barclays Bank PLC,
6.750%, due 05/22/19		200,000	220,889
British Telecommunications PLC,
9.625%, due 12/15/30		210,000	266,535
Lloyds TSB Bank PLC,
5.800%, due 01/13/20(1)		300,000	290,296
Royal Bank of Scotland Group PLC,
6.400%, due 10/21/19		395,000	397,131
Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	707,554
4.150%, due 06/10/14		$400,000	418,732

Total United Kingdom corporate bonds			2,301,137

United States — 12.98%
AAC Group Holding Corp.,
10.250%, due 10/01/12(1),(4)		25,000	24,375
Altria Group, Inc.,
9.700%, due 11/10/18		390,000	490,450
American Achievement Corp.,
8.250%, due 04/01/12(1)		500,000	492,500
Anadarko Petroleum Corp.,
6.450%, due 09/15/36		235,000	246,375
Apria Healthcare Group, Inc.,
11.250%, due 11/01/14(1)		500,000	538,750
AT&T, Inc.,
6.500%, due 09/01/37		250,000	260,176
Axcan Intermediate Holdings, Inc.,
12.750%, due 03/01/16		500,000	541,250
Bank of America Corp.,
7.625%, due 06/01/19		220,000	248,788
Boeing Co.,
4.875%, due 02/15/20		200,000	204,829
Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35		155,000	174,790
Capital One Bank USA N.A.,
8.800%, due 07/15/19		255,000	306,428
Caterpillar Financial Services Corp.,
6.125%, due 02/17/14		300,000	338,635
Chesapeake Energy Corp.,
9.500%, due 02/15/15		125,000	135,937
Citigroup, Inc.,
5.125%, due 02/14/11		2,000,000	2,061,548
Clearwire Communications LLC,
12.000%, due 12/01/15(1)		200,000	195,500
Comcast Corp.,
6.300%, due 11/15/17		500,000	553,423
Cricket Communications, Inc.,
10.000%, due 07/15/15		250,000	253,125
Crosstex Energy,
8.875%, due 02/15/18(1)		30,000	30,450
CSX Corp.,
7.450%, due 04/01/38		100,000	121,130
Dynegy Holdings, Inc.,
7.625%, due 10/15/26		750,000	517,500
Energy Future Holdings Corp.,
10.875%, due 11/01/17		240,000	181,800
ERAC USA Finance Co.,
7.000%, due 10/15/37(1)		200,000	207,931
First Data Corp.,
9.875%, due 09/24/15		750,000	648,750
10.550%, due 09/24/15(5)		100,000	86,750
FirstEnergy Solutions Corp.,
4.800%, due 02/15/15(1)		200,000	208,549
Fortune Brands, Inc.,
5.375%, due 01/15/16		875,000	903,758
Freedom Group, Inc.,
10.250%, due 08/01/15(1)		250,000	265,000
Freescale Semiconductor, Inc.,
10.125%, due 12/15/16		25,000	19,500
Frontier Communications Corp.,
9.000%, due 08/15/31		560,000	543,200
General Electric Capital Corp.,
5.875%, due 01/14/38		2,000,000	1,856,786
GMAC, Inc.,
6.875%, due 09/15/11(1)		107,000	107,000
8.000%, due 11/01/31		340,000	312,589
8.300%, due 02/12/15(1)		170,000	171,488

Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	250,000	264,078
Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	225,000	242,438
GXS Worldwide, Inc.,
9.750%, due 06/15/15(1)	200,000	190,000
HCA, Inc.,
9.625%, due 11/15/16(5)	400,000	428,000
HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,116,016
Interface, Inc., Series B,
11.375%, due 11/01/13	15,000	16,875
Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	333,531
JP Morgan Chase Capital XXII, Series V,
6.450%, due 02/02/37	515,000	470,451
Liberty Mutual Group, Inc.,
10.750%, due 06/15/58(1),(6)	35,000	37,800
Life Technologies Corp.,
6.000%, due 03/01/20	120,000	123,722
Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	22,250
MetLife, Inc.,
6.400%, due 12/15/36	250,000	215,000
10.750%, due 08/01/39	175,000	215,648
Mirant Americas Generation LLC,
9.125%, due 05/01/31	500,000	448,750
Morgan Stanley,
6.625%, due 04/01/18	250,000	265,996
NASDAQ OMX Group, Inc.,
5.550%, due 01/15/20	400,000	397,483
Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31(1)	300,000	300,239
News America, Inc.,
6.200%, due 12/15/34	200,000	201,495
Nextel Communications, Inc., Series E,
6.875%, due 10/31/13	500,000	480,000
Nisource Finance Corp.,
10.750%, due 03/15/16	205,000	262,764
Northrop Grumman Systems Corp.,
7.875%, due 03/01/26	70,000	86,002
ONEOK Partners LP,
8.625%, due 03/01/19	250,000	312,058
Owens Corning,
6.500%, due 12/01/16	400,000	411,194
Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	30,000	31,050
PLY Gem Industries, Inc.,
11.750%, due 06/15/13	300,000	304,500
ProLogis, REIT,
5.625%, due 11/15/15	300,000	299,695
Qwest Corp.,
7.625%, due 06/15/15	370,000	395,438
Reynolds American, Inc.,
7.625%, due 06/01/16	195,000	220,116
Sally Holdings LLC,
10.500%, due 11/15/16	50,000	53,875
Sempra Energy,
8.900%, due 11/15/13	300,000	360,115
9.800%, due 02/15/19	225,000	290,008
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	75,000	77,813
SunTrust Bank,
7.250%, due 03/15/18	300,000	317,878
Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	325,000	333,315
Terremark Worldwide, Inc.,
12.000%, due 06/15/17(1)	400,000	439,000
Tesoro Corp.,
9.750%, due 06/01/19	25,000	25,688
Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	83,002
6.750%, due 07/01/18	350,000	391,450
Time Warner, Inc.,
6.875%, due 05/01/12	250,000	275,834
Toys R Us Property Co. LLC,
8.500%, due 12/01/17(1)	200,000	202,000
Univision Communications, Inc.,
12.000%, due 07/01/14(1)	500,000	541,250
Valero Energy Corp.,
6.625%, due 06/15/37	125,000	119,896

Verizon Communications, Inc.,
6.900%, due 04/15/38		585,000	650,048
Verizon Wireless Capital LLC,
5.550%, due 02/01/14		500,000	550,726
Wachovia Capital Trust III,
5.800%, due 03/15/11(6),(7)		400,000	322,000
Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(3),(6),(7),(8),(9)		1,000,000	27,500
WMG Acquisition Corp.,
9.500%, due 06/15/16(1)		500,000	525,000

Total United States corporate bonds			27,928,047

Total corporate bonds
(cost $53,571,520)			57,089,053

Asset-backed securities — 4.42%
United Kingdom — 1.23%
Chester Asset Receivables Dealings,
Series 2004-C1, Class C,
1.534%, due 09/15/13(2),(6)	EUR	900,000	1,134,843
Chester Asset Receivables Dealings No.
12 PLC, Series C,
2.060%, due 01/18/11(6)	GBP	1,250,000	1,516,690

Total United Kingdom asset-backed securities			2,651,533

United States — 3.19%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.429%, due 08/25/35(6)		$134,667	120,440
Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.429%, due 06/25/36(6)		1,003,126	916,466
Chase Issuance Trust,
Series 2005-C2, Class C2,
0.672%, due 01/15/15(6)		575,000	559,430
Citibank Credit Card Issuance Trust,
Series 2006-C2, Class C2,
5.700%, due 05/15/13		350,000	361,951
Countrywide Asset-Backed Certificates,
Series 2006-20, Class 2A1,
0.279%, due 04/25/47(6)		56,865	55,762
Series 2005-7, Class 3AV3,
0.639%, due 11/25/35(6)		82,001	81,219
GSAMP Trust,
Series 2006-HE7, Class A2A,
0.269%, due 10/25/46(6)		94	94
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15		450,000	468,034
MBNA Credit Card Master Note Trust,
Series 2002-C1, Class C1,
6.800%, due 07/15/14		3,000,000	3,199,973
Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.399%, due 08/25/36(3),(6)		542,779	139,055
Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
0.489%, due 07/25/35(6)		213,501	208,247
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
0.289%, due 11/25/46(6)		17,043	16,576
Series 2006-E, Class A1,
0.319%, due 01/25/37(6)		31,935	30,502
Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
0.299%, due 01/25/37(6)		202,409	197,757
Residential Asset Mortgage Products, Inc.,
Series 2006-RZ5, Class A1B,
0.329%, due 08/25/46(6)		24,433	24,251

Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.429%, due 12/25/35(6)		63,086	58,674
Soundview Home Equity Loan Trust,
Series 2006-OPT3, Class 2A2,
0.339%, due 06/25/36(6)		23,120	22,530
Series 2005-OPT1, Class 2A4,
0.529%, due 06/25/35(6)		423,971	388,352

Total United States asset-backed securities			6,849,313

Total asset-backed securities
(cost $9,687,681)			9,500,846

Collateralized debt obligations — 14.02%
Cayman Islands — 10.96%
Apidos CDO,
Series 2007-CA, Class A2B,
0.570%, due 05/14/20(1),(3),(6),(8)		2,000,000	1,560,000
Atrium CDO Corp.,
Series 5A, Class A2B,
0.571%, due 07/20/20(1),(3),(6),(8)		2,000,000	1,600,000
BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.620%, due 11/15/17(1),(3),(6),(8)		2,000,000	1,720,000
Carlyle High Yield Partners,
Series 2006-8A, Class B,
0.631%, due 05/21/21(1),(3),(6),(8)		2,500,000	2,068,500
Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1LB,
0.590%, due 05/10/21(1),(3),(6),(8)		2,500,000	1,961,250
Gulf Stream Compass CLO Ltd.,
Series 2007-1A, Class C,
2.249%, due 10/28/19(1),(3),(6),(8)		1,400,000	896,000
Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
0.569%, due 04/24/21(1),(3),(6),(8)		2,000,000	1,747,400
ING Investment Management,
Series 2006-3A, Class A2B,
0.591%, due 12/13/20(1),(3),(6),(8)		2,000,000	1,640,000
Limerock CLO,
Series 2007-1A, Class A4,
0.599%, due 04/24/23(1),(3),(6),(8)		2,000,000	1,460,000
Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.591%, due 04/16/21(1),(3),(6),(8)		2,500,000	1,975,000
Series 2006-2A, Class B,
0.651%, due 01/12/21(1),(3),(6),(8)		3,000,000	2,310,000
Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
0.799%, due 08/01/24(1),(3),(6),(8)		4,000,000	854,800
Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.499%, due 10/20/18(1),(3),(6),(8)		1,714,205	1,474,216
Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
0.624%, due 06/15/21(1),(3),(6),(8)		2,000,000	1,656,200
Wind River CLO Ltd.,
Series 2004-1A, Class B1,
1.353%, due 12/19/16(1),(3),(6),(8)		1,000,000	660,000

Total Cayman Islands collateralized debt obligations			23,583,366

Netherlands — 2.36%
Cadogan Square CLO BV,
Series 1, Class C,
1.616%, due 02/01/22(2),(3),(6),(8)	EUR	2,000,000	1,688,446
Grosvenor Place CLO BV,
Series II-A, Class B,
1.421%, due 03/28/23(1),(3),(6),(8)		2,000,000	1,933,543
Prospero CLO I BV,
Series I-A, Class A2,
0.778%, due 03/20/17(1),(3),(6),(8)		$2,000,000	1,461,200

Total Netherlands collateralized debt obligations			5,083,189

United States — 0.70%
Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.609%, due 10/27/20(1),(3),(6),(8)		2,000,000	1,510,000

Total collateralized debt obligations
(cost $19,076,654)			30,176,555

Commercial mortgage-backed securities — 8.92%
United States — 8.92%
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4,
5.356%, due 10/10/45		4,000,000	3,744,711
Series 2007-3, Class A2,
5.658%, due 06/10/49(6)		1,100,000	1,143,307
Series 2007-4, Class A4,
5.744%, due 02/10/51(6)		3,500,000	3,344,226
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.700%, due 12/10/49(6)		4,950,000	4,129,038
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39		1,300,000	1,075,225
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A2,
5.479%, due 11/10/39		500,000	515,170
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class AM,
5.466%, due 01/15/45(6)		5,150,000	4,467,085
Series 2006-C27, Class A2,
5.624%, due 07/15/45		750,000	774,738

Total commercial mortgage-backed securities
(cost $14,528,863)			19,193,500

Mortgage & agency debt securities — 3.16%
United States — 3.16%
Banc of America Alternative Loan Trust,
Series 2006-9, Class B2,
6.250%, due 01/25/37(3)		1,447,131	10,137
Series 2006-9, Class B3,
6.250%, due 01/25/37		320,897	1,091
Banc of America Funding Corp.,
Series 2006-R2, Class A2,
6.006%, due 07/28/46(1),(3),(6)		484,723	145,417
Series 2007-4, Class NB1,
6.122%, due 06/25/37(3),(6)		2,931,906	62,453
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AV2,
0.469%, due 08/25/35(6)		63,926	62,055
Series 2006-AR6, Class 1B2,
6.008%, due 08/25/36(6)		4,223,773	86,976
Countrywide Alternative Loan Trust,
Series 2006-26CB, Class M1,
6.500%, due 09/25/36		1,212,988	12,671
Series 2005-J2, Class 2A1,
7.500%, due 12/25/34		161,240	148,391
Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.680%, due 05/25/36(6)		899,625	53,570
Series 2006-7, Class B1,
5.997%, due 08/25/36(6)		832,114	9,755
Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10†	EUR	1,400,000	1,955,110
Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.469%, due 06/19/35(6)		$222,457	127,664
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36(6)		6,492,000	2,682,445
Residential Accredit Loans, Inc.,
Series 2006-QS5, Class M1,
6.000%, due 05/25/36		216,680	109
Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36(3)		846,338	27,656
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.631%, due 09/25/36(6)		1,500,000	1,008,413
Series 2006-8, Class B3I,
6.252%, due 09/25/36(6)		1,016,868	2,044

WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class LB2,
0.000%, due 02/25/37(6)		452,246	312
Series 2006-AR18, Class LB3,
2.311%, due 01/25/37(6)		1,174,428	23,594
Series 2007-HY7, Class LB1,
4.411%, due 07/25/37(6)		2,012,780	23,855
Series 2006-AR12, Class LB1,
5.962%, due 10/25/36(6)		997,191	42,560
Series 2006-AR10, Class LB1,
5.986%, due 09/25/36(3),(6)		998,156	65,994
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37		1,039,890	14,084
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36		3,885,858	237,804
Series 2006-AR12, Class 2B1,
6.039%, due 09/25/36(6)		496,748	4,967

Total mortgage & agency debt securities
(cost $16,184,264)			6,809,127

Municipal bond — 0.13%
State of California General Obligation Bonds,
7.300%, due 10/01/39
(cost $302,469)		300,000	286,752

US government obligations — 6.63%
US Treasury Bonds,
4.375%, due 11/15/39		2,680,000	2,612,164
PO, 4.375%, due 02/15/38		14,000,000	3,775,772
8.750%, due 08/15/20		3,825,000	5,503,815
US Treasury Inflation Indexed Bonds (TIPS),
2.500%, due 01/15/29		1,006,010	1,066,921
US Treasury Notes,
1.375%, due 11/15/12		525,000	527,502
3.375%, due 11/15/19		795,000	781,150

Total US government obligations
(cost $14,620,651)			14,267,324

Non US-government obligations — 28.61%
Argentina — 2.49%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(6)	ARS	2,000,000	77,242
Republic of Argentina,
0.389%, due 08/03/12(6)		$15,520,000	5,044,000
7.000%, due 03/28/11		210,000	204,750
11.000%, due 12/04/05(9),(10)		100,000	42,000

			5,367,992

Austria — 0.88%
Republic of Austria,
3.800%, due 10/20/13(1)	EUR	1,300,000	1,886,868

Brazil — 1.19%
Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45(11)	BRL	2,530,000	2,562,532

Dominican Republic — 1.46%
Republic of Dominica, Participating Note,
9.000%, due 03/31/10	DOP	120,000,000	3,140,496

Finland — 0.91%
Government of Finland,
4.375%, due 07/04/19	EUR	1,320,000	1,955,439

France — 0.64%
Government of France,
3.750%, due 04/25/21		10,000	13,929
4.000%, due 04/25/55		1,015,000	1,372,704

			1,386,633

Germany — 7.38%
Bundesrepublik Deutschland,
4.000%, due 01/04/37		2,900,000	4,022,351
6.250%, due 01/04/24		605,000	1,067,544
Bundesschatzanweisungen,
4.000%, due 09/10/10		5,545,000	7,691,616
Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	941,595
5.000%, due 07/04/11		1,500,000	2,154,578

			15,877,684

Greece — 0.97%
Hellenic Republic,
2.900%, due 07/25/25(11)		1,946,330	2,087,844

Hungary — 0.93%
Hungary Government Bond,
6.500%, due 06/24/19	HUF	425,000,000	1,997,187

Italy — 2.92%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,430,000	4,170,347
6.500%, due 11/01/27		1,275,000	2,120,911

			6,291,258

Poland — 1.87%
Government of Poland,
5.750%, due 04/25/14	PLN	11,500,000	4,035,701

Qatar — 1.63%
State of Qatar,
6.400%, due 01/20/40(1)		$3,500,000	3,500,000

Spain — 1.50%
Government of Spain,
3.900%, due 10/31/12	EUR	1,300,000	1,863,396
6.150%, due 01/31/13		900,000	1,369,847

			3,233,243

Turkey — 1.41%
Republic of Turkey,
12.000%, due 08/14/13(11)	TRY	3,642,411	3,026,511

Venezuela — 2.43%
Republic of Venezuela,
5.375%, due 08/07/10(2)		$870,000	859,125
7.750%, due 10/13/19(2)		3,000,000	2,047,500
8.250%, due 10/13/24(2)		3,500,000	2,318,750

			5,225,375

Total non US-government obligations
(cost $61,555,967)			61,574,763

Sovereign/supranational bonds — 1.76%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,393,552
5.625%, due 10/15/10		1,000,000	1,403,688

Total sovereign/supranational bonds
(cost $3,849,131)			3,797,240

Structured note — 2.06%
China — 2.06%
Hong Kong & Shanghai Bank,
9.298%, due 08/20/10(12)
(cost $4,415,419)		$4,610,000	4,437,586

Total bonds
(cost $197,792,619)			207,132,746

	Shares

Short-term investment — 1.93%
Investment company — 1.93%
UBS Cash Management Prime Relationship Fund, 0.133%(13),(14)
(cost $4,161,465)		4,161,465	4,161,465

	Number of
	contracts

Options Purchased – 1.01%
Call Options — 0.77%
1 Year Euro-Dollar Mid Curve,
strike @ USD 98.50,
expires December 2010*	165	49,500
2 Year Euro-Dollar Mid Curve,
strike @ USD 96.88,
expires March 2010*	660	994,125
30 Year US Treasury Bonds,
strike @ USD 117.00,
expires March 2010*	200	312,500
Euro-Bund Futures,
strike @ EUR 117.50,
expires May 2010*	168	16,013
Euro-Bund Futures,
strike @ EUR 123.00,
expires May 2010*	168	279,084

		1,651,222

Put Options — 0.24%
1 Year Euro-Dollar Mid Curve,
strike @ USD 97.75,
expires April 2010*	500	18,750
10 Year US Treasury Notes,
strike @ USD 114.00,
expires March 2010*	500	23,438
10 Year US Treasury Notes,
strike @ USD 116.50,
expires March 2010*	306	282,094
30 Year US Treasury Bonds,
strike @ USD 117.00,
expires March 2010*	200	175,000
2 Year Euro-Dollar Mid Curve,
strike @ USD 96.88,
expires March 2010*	660	4,125
30 Day Fed Fund Futures,
strike @ USD 99.69,
expires March 2010*	264	2,750
90 Day Euro-Dollar Futures,
strike @ USD 96.00,
expires March 2010*	226	16,950
90 Day Euro-Dollar Futures,
strike @ USD 99.13,
expires March 2010*	309	1,931

		525,038

Total options purchased
(cost $3,283,346)		2,176,260

Total investments(15) — 99.17%
(cost $205,237,430)		213,470,471
Cash and other assets, less liabilities — 0.83%		1,776,318

Net assets — 100.00%		$215,246,789

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $205,237,430; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,908,985
Gross unrealized depreciation	(17,675,944)

Net unrealized appreciation of investments	$8,233,041

*	Non-income producing security.
†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the value of these securities amounted to $45,800,620 or 21.28% of net assets.

(2)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At February 28, 2010, the value of these securities amounted to $9,639,664 or 4.48% of net assets.
(3)	Security is illiquid. At February 28, 2010, the value of these securities amounted to $37,608,460 or 17.47% of net assets.
(4)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of February 28, 2010. Maturity date disclosed is the ultimate maturity date.
(5)	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(6)	Floating rate security — The interest rates shown are the current rates as of February 28, 2010.
(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	These securities, which represent 14.10% of net assets as of February 28, 2010, are considered restricted. (See restricted securities table below for more information.)

			Acquisition		02/28/10
			cost as a	02/28/10	Market value
	Acquisition	Acquisition	percentage of	Market	as a percentage
Restricted securities	dates	cost	net assets	value	of net assets

Apidos CDO,
Series 2007-CA, Class A2B,
0.570%, due 05/14/20	11/06/08	$1,020,000	0.47%	$1,560,000	0.72%
Atrium CDO Corp.,
Series 5A, Class A2B,
0.571%, due 07/20/20	11/17/08	1,040,200	0.48	1,600,000	0.74
Banc of America Funding Corp.,
Series 2006-R2, Class A2,
6.006%, due 07/28/46	06/16/08	135,722	0.06	145,417	0.07
BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.620%, due 11/15/17	11/12/08	1,130,000	0.52	1,720,000	0.80
Cadogan Square CLO BV,
Series 1, Class C,
1.616%, due 02/01/22	05/22/09	347,174	0.16	1,688,446	0.78
Carlyle High Yield Partners,
Series 2006-8A, Class B,
0.631%, due 05/21/21	11/20/08	1,003,125	0.47	2,068,500	0.96
Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1LB,
0.590%, due 05/10/21	09/30/09	1,731,250	0.80	1,961,250	0.91
Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.609%, due 10/27/20	06/03/09	988,500	0.46	1,510,000	0.70
Grosvenor Place CLO BV,
Series II-A, Class B,
1.421%, due 03/28/23	06/12/09	1,140,178	0.53	1,933,543	0.90
Gulf Stream Compass CLO Ltd.,
Series 2007-1A, Class C,
2.249%, due 10/28/19	04/02/09	129,500	0.06	896,000	0.42
Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
0.569%, due 04/24/21	11/06/08	1,020,000	0.47	1,747,400	0.81
ING Investment Management,
Series 2006-3A, Class A2B,
0.591%, due 12/13/20	11/20/08	942,500	0.44	1,640,000	0.76
Limerock CLO,
Series 2007-1A, Class A4,
0.599%, due 04/24/23	11/06/08	900,000	0.42	1,460,000	0.68
Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.591%, due 04/16/21	10/30/08	1,362,500	0.63	1,975,000	0.92
Series 2006-2A, Class B,
0.651%, due 01/12/21	10/30/08	1,350,000	0.63	2,310,000	1.07
Prospero CLO I BV,
Series I-A, Class A2,
0.778%, due 03/20/17	10/29/09	1,520,000	0.71	1,461,200	0.68
Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
0.799%, due 08/01/24	10/21/08	1,240,000	0.58	854,800	0.40
Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.499%, due 10/20/18	06/17/09	1,221,371	0.57	1,474,216	0.69
Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
0.624%, due 06/15/21	11/12/08	880,000	0.41	1,656,200	0.77
Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	1,025,000	0.48	27,500	0.01
Wind River CLO Ltd.,
Series 2004-1A, Class B1,
1.353%, due 12/19/16	03/09/09	104,000	0.05	660,000	0.31

		$20,231,020	9.40%	$30,349,472	14.10%

(9)	Security is in default.
(10)	Security purchased after stated maturity date as defaulted debt. Bond is being traded based on potential future claim.
(11)	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.
(12)	Rate shown reflects annualized yield at February 28, 2010 on zero coupon bond.
(13)	The rate shown reflects the yield at February 28, 2010.
(14)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
earned from
		Purchases	Sales during		affiliate for
		during the	the three		the three
		three months	months		months
	Value	ended	ended	Value	ended
Security description	11/30/09	02/28/10	02/28/10	02/28/10	02/28/10

UBS Cash Management Prime Relationship Fund	$3,869,654	$37,799,379	$37,507,568	$4,161,465	$3,063

(15)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. Pursuant to the Fund’s adoption of use of the practical expedient within ASC Topic 820 that is effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

ABS	Asset-backed securities
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
PO	Principal only security — This security entitles the holder to receive principal payments from an underlying pool of assets or related obligation. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REIT	Real estate investment trust
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
MYR	Malaysian Ringgit
PLN	Polish Zloty
TRY	Turkish Lira
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of February 28, 2010:

					Unrealized
	Contracts to			Maturity	appreciation/
	deliver	In exchange for		dates	(depreciation)

Australian Dollar	510,000	USD	460,354	03/02/10	$3,292
Australian Dollar	19,655,000	USD	17,421,465	03/02/10	(193,346)
Brazilian Real	3,650,850	USD	2,076,706	03/04/10	57,362
Brazilian Real	14,169,150	USD	7,792,295	03/04/10	(44,892)
Euro	26,140,000	USD	38,546,650	03/02/10	2,953,119
Euro	15,695,000	USD	21,441,991	06/02/10	72,638
Great Britain Pound	3,840,000	USD	5,917,978	03/02/10	62,746
Great Britain Pound	875,000	USD	1,328,911	06/02/10	(4,484)
Hungarian Forint	1,060,000,000	USD	5,864,129	03/04/10	513,752
Hungarian Forint	679,000,000	USD	3,379,791	06/04/10	(5,019)
Japanese Yen	1,549,700,000	USD	17,159,726	03/02/10	(283,011)
Malaysian Ringgit	2,000,000	USD	586,081	03/04/10	(1,148)
Malaysian Ringgit	22,220,000	USD	6,560,765	03/04/10	36,651
Malaysian Ringgit	24,220,000	USD	7,102,223	06/04/10	23,202
Mexican Peso	141,600,000	USD	11,010,886	03/04/10	(67,577)
Norwegian Krone	123,870,000	USD	21,096,899	03/02/10	134,671
Polish Zloty	12,000,000	USD	4,361,258	03/04/10	218,725
Polish Zloty	12,000,000	USD	4,023,066	06/04/10	(89,756)
Russian Ruble	318,000,000	USD	10,557,769	03/04/10	(62,718)
South African Rand	81,300,000	USD	10,585,938	03/04/10	62,926
Swedish Krona	110,730,000	USD	15,473,114	03/02/10	(57,476)
Swiss Franc	22,300,000	USD	22,033,091	03/02/10	1,274,422
Swiss Franc	22,300,000	USD	20,787,637	06/02/10	17,023
Turkish Lira	16,850,000	USD	11,057,314	03/04/10	165,574
United States Dollar	4,329,715	ARS	17,150,000	06/04/10	6,919
United States Dollar	464,018	AUD	510,000	03/02/10	(6,956)
United States Dollar	17,251,240	AUD	19,655,000	03/02/10	363,571
United States Dollar	455,866	AUD	510,000	06/02/10	(3,345)
United States Dollar	10,137,901	BRL	17,820,000	03/04/10	(281,371)
United States Dollar	7,644,956	BRL	14,169,150	06/04/10	42,114
United States Dollar	20,773,869	CHF	22,300,000	03/02/10	(15,200)
United States Dollar	2,115,385	CLP	1,111,000,000	06/04/10	7,317
United States Dollar	36,630,067	EUR	26,140,000	03/02/10	(1,036,535)
United States Dollar	1,839,009	GBP	1,210,120	03/02/10	6,182
United States Dollar	6,343,450	GBP	3,840,000	03/02/10	(488,218)
United States Dollar	5,914,368	GBP	3,840,000	06/02/10	(62,669)
United States Dollar	2,053,908	HUF	381,000,000	03/04/10	(130,801)
United States Dollar	3,418,933	HUF	679,000,000	03/04/10	8,338
United States Dollar	17,485,642	JPY	1,549,700,000	03/02/10	(42,905)
United States Dollar	8,449,608	JPY	768,300,000	06/02/10	202,291
United States Dollar	10,870,149	MXN	141,600,000	03/04/10	208,314
United States Dollar	10,892,727	MXN	141,600,000	06/04/10	63,621
United States Dollar	7,121,435	MYR	24,220,000	03/04/10	(10,091)
United States Dollar	21,996,209	NOK	123,870,000	03/02/10	(1,033,980)
United States Dollar	21,001,871	NOK	123,870,000	06/02/10	(133,343)
United States Dollar	4,052,685	PLN	12,000,000	03/04/10	89,847
United States Dollar	10,879,234	RUB	318,000,000	03/04/10	(258,747)
United States Dollar	10,452,790	RUB	318,000,000	06/04/10	53,333
United States Dollar	16,010,410	SEK	110,730,000	03/02/10	(479,821)
United States Dollar	15,476,451	SEK	110,730,000	06/02/10	56,530
United States Dollar	11,136,814	TRY	16,850,000	03/04/10	(245,075)
United States Dollar	7,175,494	TRY	11,150,000	06/04/10	(85,746)
United States Dollar	10,707,230	ZAR	81,300,000	03/04/10	(184,219)
United States Dollar	10,403,071	ZAR	81,300,000	06/04/10	(65,590)

Net unrealized appreciation on forward foreign currency contracts					$1,330,441

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of February 28, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
2 Year US Treasury Notes, 569 contracts (USD)	June 2010	$123,527,271	$123,721,937	$194,666
10 Year US Treasury Notes, 155 contracts (USD)	June 2010	18,094,077	18,210,078	116,001
US Long Bonds, 281 contracts (USD)	June 2010	33,964,896	34,580,562	615,666
US Treasury futures sell contracts:
3 Year US Treasury Notes, 478 contracts (USD)	March 2010	(107,936,967)	(107,990,656)	(53,689)
5 Year US Treasury Notes, 556 contracts (USD)	June 2010	(64,151,959)	(64,461,250)	(309,291)
10 Year US Treasury Notes, 330 contracts (USD)	March 2010	(38,761,979)	(39,239,063)	(477,084)
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 638 contracts (USD)	March 2010	158,704,733	159,077,325	372,592
90 Day Euro-Dollar Futures, 500 contracts (USD)	December 2010	123,020,500	123,993,750	973,250
90 Day Euro-Dollar Futures, 1,003 contracts (USD)	March 2014	239,070,458	240,017,900	947,442
30 Day Fed Funds Futures, 600 contracts (USD)	May 2010	249,483,645	249,582,465	98,820
Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 275 contracts (USD)	June 2011	(67,497,788)	(67,705,000)	(207,212)
90 Day Euro-Dollar Futures, 1,203 contracts (USD)	March 2012	(289,864,269)	(293,156,063)	(3,291,794)
30 Day Fed Funds Futures, 600 contracts (USD)	June 2010	(249,406,263)	(249,557,463)	(151,200)
Japanese 10 Year Bond, 6 contracts (JPY)	March 2010	(9,424,806)	(9,445,889)	(21,083)

Net unrealized depreciation on futures contracts				$(1,192,916)

Currency type abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Swap agreements
Strategic Global Income Fund, Inc. had outstanding interest rate swap agreements with the following terms as of February 28, 2010:

								Upfront
						Payments		payments		Unrealized
			Termination	Payments made		received by the		(made)/		appreciation/
Counterparty	Notional amount		dates	by the Fund		Fund		received	Value	(depreciation)

Citigroup Global Markets Ltd.	MYR	7,300,000	11/23/14	2.1700	%(1)	3.7050	%(2)	$—	$(8,920)	$(8,920)
Citigroup Global Markets Ltd.	USD	185,360,000	03/31/12	1.3488	(2)	—	(3)	—	(263,069)	(263,069)
Citigroup Global Markets Ltd.	USD	25,150,000	11/15/16	4.0000	(2)	—	(3)	—	(1,366,942)	(1,366,942)
Citigroup Global Markets Ltd.	USD	42,400,000	11/24/18	0.2338	(5)	0.2522	(4)	—	124,737	124,737
Citigroup Global Markets Ltd.	USD	13,500,000	03/11/19	0.2552	(4)	3.5100	(2)	(27,292)	204,701	177,409
Citigroup Global Markets Ltd.	USD	8,180,000	03/11/29	3.9710	(2)	0.2552	(4)	(35,569)	145,475	109,906
Citigroup Global Markets Ltd.	USD	13,768,000	02/15/36	4.6680	(2)	—	(3)	—	(508,153)	(508,153)
Deutsche Bank AG	AUD	8,570,000	09/21/19	3.6800	(6)	5.9700	(2)	35,100	70,296	105,396
Deutsche Bank AG	AUD	4,580,000	09/21/39	5.6200	(2)	3.6800	(6)	(64,326)	44,711	(19,615)
Deutsche Bank AG	USD	40,390,000	05/31/14	—	(3)	2.3300	(2)	—	20,274	20,274
Deutsche Bank AG	USD	25,538,000	02/15/17	—	(3)	3.4175	(2)	—	191,552	191,552
Deutsche Bank AG	USD	10,144,000	02/15/36	4.5450	(2)	—	(3)	—	(179,426)	(179,426)
JPMorgan Chase Bank	USD	450,000,000	06/16/10	0.4531	(7)	0.4675	(2)	—	32,666	32,666
JPMorgan Chase Bank	USD	42,300,000	11/24/18	0.2388	(5)	0.2522	(4)	—	107,717	107,717
Merril Lynch International	CAD	28,520,000	09/29/13	—	(8)	3.4500	(2)	(2,059)	209,634	207,575
Merril Lynch International	CAD	24,890,000	09/29/16	3.7400	(2)	—	(8)	(7,970)	(62,200)	(70,170)
Merril Lynch International	CAD	14,250,000	03/09/19	3.3960	(2)	0.4357	(9)	(4,818)	(119,452)	(124,270)
Merril Lynch International	CAD	7,080,000	09/29/21	—	(8)	4.2475	(2)	14,952	(58,322)	(43,370)
Merril Lynch International	CAD	8,680,000	03/09/29	0.4357	(9)	4.1880	(2)	23,580	(23,693)	(113)
Merril Lynch International	USD	440,000,000	07/06/10	0.4300	(7)	0.6300	(2)	—	446,906	446,906
Merril Lynch International	USD	84,700,000	11/24/10	0.2522	(4)	0.3438	(5)	—	48,762	48,762
Merril Lynch International	USD	120,058,000	03/31/13	—	(3)	1.9800	(2)	—	312,058	312,058
Merril Lynch International	USD	12,616,000	02/22/20	3.8900	(2)	0.2513	(4)	—	(267,516)	(267,516)
Merril Lynch International	USD	18,870,000	02/22/25	0.2513	(4)	4.3500	(2)	—	540,012	540,012
Merril Lynch International	USD	7,921,000	02/22/30	4.5115	(2)	0.2513	(4)	—	(274,669)	(274,669)

								$(68,402)	$(632,861)	$(701,263)

(1)	Rate based on 3 month KLIBOR.
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of February 28, 2010.
(4)	Rate based on 3 month LIBOR (USD BBA).
(5)	Rate based on 1 month LIBOR (USD BBA).
(6)	Rate based on 6 month BBSW.
(7)	Rate based on 6 month LIBOR (USD BBA).
(8)	Rate based on 3 month Canada Bankers’ Acceptance rate. This is a forward starting trade and, as such, a floating rate has not been assigned as of February 28, 2010.
(9)	Rate based on 3 month Canada Bankers’ Acceptance rate.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
MYR	Malaysian Ringgit
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding credit default swap agreements with the following terms as of February 28, 2010:

Credit default swaps on corporate and sovereign issues - sell protection(1)

				Payments		Payments		Upfront		Unrealized
			Termination	made by the		received by the		payments		appreciation/	Credit
Counterparty	Notional amount		dates	Fund		Fund		(made)/received	Value	(depreciation)	Spread(2)

Credit Suisse International	USD	1,550,000	03/20/11	—	(3)	1.000	(4)	$6,385	$(13,177)	$(6,792)	1.90%
Credit Suisse International	USD	2,150,000	03/20/11	—	(5)	5.000	(4)	96,512	(131,372)	(34,860)	11.78
Credit Suisse International	USD	4,000,000	05/20/12	—	(6)	3.300	(4)	—	56,300	56,300	2.98
JPMorgan Chase Bank	USD	10,000,000	03/20/15	—	(7)	1.000	(4)	(125,825)	145,283	19,458	0.72

								$(22,928)	$57,034	$34,106

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments received are based on the notional amount.
(5)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Argentine Government 8.280% bond, due 12/31/33.
(6)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(7)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Government of Japan 2.000% bond, due 03/21/22.

Currency type abbreviation:
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding currency swap agreements with the following terms as of February 28, 2010:

								Upfront
								payments		Unrealized
	Pay	Pay	Receive	Receive	Termination	Pay	Receive	(made)/		appreciation/
Counterparty	currency	contracts	currency	contracts	dates	rate	rate	received	Value	(depreciation)

Merrill Lynch International	USD	14,940,000	AUD	16,600,000	02/25/20	0.2519%(1)	4.1683%(2)	$–	$(104,658)	$(104,658)
Citigroup Global Markets Limited	AUD	16,600,000	USD	14,940,000	02/25/40	4.1683(2)	0.2519(1)	–	(110,801)	(110,801)

								$–	$(215,459)	$(215,459)

(1)	Rate based on 3 month USD LIBOR.
(2)	Rate based on 3 month BBSW.

BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
USD	United States Dollar

Options written
Strategic Global Income Fund, Inc. had the following open options written as of February 28, 2010:

	Expiration	Premiums
	dates	received	Value

Call options
1 Year Euro-Dollar Mid Curve, 660 contracts, strike @ USD 98.00	March 2010	$601,140	$1,402,500
2 Year Euro-Dollar Mid Curve, 33 contracts, strike @ USD 97.38	December 2010	11,022	12,788
10 Year US Treasury Notes, 306 contracts, strike @ USD 117.50	May 2010	343,583	411,187
30 Year US Treasury Bonds, 200 contracts, strike @ USD 117.00	May 2010	587,064	515,625
90 Day Euro-Dollar Futures, 380 contracts, strike @ USD 99.50	March 2010	158,920	223,250
Put options
10 Year US Treasury Notes, 306 contracts, strike @ USD 113.50	May 2010	195,366	76,500
10 Year US Treasury Notes, 250 contracts, strike @ USD 114.00	May 2010	210,392	78,125
30 Year US Treasury Bonds, 200 contracts, strike @ USD 117.00	May 2010	555,814	378,125
90 Day Euro-Dollar Futures, 309 contracts, strike @ USD 99.38	March 2010	171,958	1,931
90 Day Euro-Dollar Futures, 880 contracts, strike @ USD 99.50	March 2010	236,170	5,500
90 Day Euro-Dollar Futures, 400 contracts, strike @ USD 98.50	June 2010	187,300	2,500
Euro-Bund Futures, 168 contracts, strike @ EUR 121.50	May 2010	290,721	148,692

Total options written		$3,549,450	$3,256,723

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

Written option activity for the three months ended February 28, 2010 for Strategic Global Income Fund, Inc. was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2009	5,679	$2,023,413
Options written	4,303	2,980,213
Options terminated in closing purchase transactions	(5,890)	(1,454,176)
Options expired prior to exercise	—	—

Options outstanding at February 28, 2010	4,092	$3,549,450

US generally accepted accounting principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments:

Measurements at 02/28/10

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$–	$50,107,860	$6,981,193	$57,089,053
Asset-backed securities	–	9,500,846	–	9,500,846
Collateralized debt obligations	–	–	30,176,555	30,176,555
Commercial mortgage-backed securities	–	19,193,500	–	19,193,500
Mortgage & agency debt securities	–	6,809,127	–	6,809,127
Municipal bond	–	286,752	–	286,752
US government obligations	–	14,267,324	–	14,267,324
Non US-government obligations	–	61,574,763	–	61,574,763
Sovereign/supranational bonds	–	3,797,240	–	3,797,240
Structured note	–	4,437,586	–	4,437,586
Short-term investment	–	4,161,465	–	4,161,465
Other financial instruments(1)	(2,007,275)	447,825	–	(1,559,450)

Total	$(2,007,275)	$174,584,288	$37,157,748	$209,734,761

(1)	Other financial instruments may include open futures contracts, swap agreements, options, and forward foreign currency contracts.

In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measures. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using
	unobservable inputs (Level 3)

		Collateralized
		debt
	Corporate bonds	obligations	Total

Assets
Beginning balance	$6,981,339	$28,259,795	$35,241,134
Total gains or losses (realized/unrealized) included in earnings	(146)	1,916,760	1,916,614
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	—	—	—

Ending balance	$6,981,193	$30,176,555	$37,157,748

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 02/28/10.	$(146)	$1,910,738	$1,910,592

Industry diversification (unaudited)
As a percentage of net assets as of February 28, 2010

Bonds
Corporate bonds
Aerospace & defense	0.14%
Auto parts & equipment	0.11
Biotechnology	0.06
Building materials	0.19
Capital markets	0.24
Chemicals	0.11
Commercial banks	4.94
Commercial services & supplies	0.47
Computers & peripherals	0.04
Construction materials	0.14
Diversified financial services	4.13
Diversified telecommunication services	1.42
Electric utilities	3.85
Food products	0.01
Health care providers & services	0.25
Health services	0.20
Hotels, restaurants & leisure	0.69
Household durables	0.42
Household products	0.23
Industrial conglomerates	0.15
Insurance	0.52
Internet software & services	0.29
IT services	0.30
Leisure equipment & products	0.09
Media	1.19
Metals & mining	0.33
Multi-utilities	0.31
Oil, gas & consumable fuels	0.64
Pharmaceuticals	0.25
Real estate investment trust (REIT)	0.14
Real estate management & development	3.23
Road & rail	0.06
Semiconductors & semiconductor equipment	0.01
Software	0.04
Specialty retail	0.03
Textiles, apparel & luxury goods	0.01
Tobacco	0.33
Wireless telecommunication services	0.96

Total corporate bonds	26.52
Asset-backed securities	4.42
Collateralized debt obligations	14.02
Commercial mortgage-backed securities	8.92
Mortgage & agency debt securities	3.16
Municipal bond	0.13
US government obligations	6.63
Non US-government obligations	28.61
Sovereign/supranational bonds	1.76
Structured note	2.06

Total bonds	96.23
Short-term investment	1.93
Options purchased	1.01

Total investments	99.17
Cash and other assets, less liabilities	0.83

Net assets	100.00%

(1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Currency swap agreements involve commitments with another party to receive or pay principal and/or interest (e.g., an exchange of US Dollar principal for Euro principal at a specified date) to protect themselves from exchange rate fluctuations. This type of swap is an agreement that obligates two parties to exchange cash flow at specified intervals based upon or calculated by reference to a specified exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk and exchange rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of February 28, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indicies — sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

(2) Options writing
The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

(3) Restricted securities
The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

(4) Structured notes
The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

(5) Securities lending
The Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The Fund did not lend any securities during the quarter ended February 28, 2010.

For more information regarding the Fund’s other significant accounting policies, please refer to Fund’s annual report to shareholders dated November 30, 2009.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 29, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 29, 2010